UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): April 23, 2004


                            O'REILLY AUTOMOTIVE, INC.


             (Exact Name of Registrant as Specified in Its Charter)


         Missouri                                      44-0618012
--------------------------------------------------------------------------------
(State or Other Jurisdiction                  (IRS Employer Identification No.)
     of Incorporation)

                                233 S. Patterson
                           Springfield, Missouri 65802
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                  417-862-6708
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                (Not Applicable)
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


ITEM 9. REGULATION FD DISCLOSURE

     The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 27, 2004
                                     O'REILLY AUTOMOTIVE, INC.

                                     By:/s/ James R. Batten
                                     -------------------------------------------
                                     James R. Batten
                                     Executive Vice President of Finance
                                      Chief Financial Officer and Treasurer
                                      (principal financial officer)

                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------------------------------------------------------------

 99.1          Press Release dated April 23, 2004

                   O'REILLY AUTOMOTIVE, INC. AND SUBSIDIARIES
                                  Exhibit 99.1



FOR IMMEDIATE RELEASE

For further information contact:                               David O'Reilly
                                                               James R. Batten
                                                               (417) 862-3333
________________________________________________________________________________

                  O'REILLY AUTOMOTIVE INC. TO PRESENT AT LEHMAN
                     BROTHERS SEVENTH ANNUAL RETAIL SEMINAR
________________________________________________________________________________

Springfield, MO, April 23, 2004 -- O'Reilly Automotive, Inc. (the "Company") (Nasdaq: ORLY), plans to make a presentation at the Lehman Brothers Retail Seventh Annual Seminar in New York, New York, on Monday, April 26, 2004, from 8:45 a.m. to 9:20 a.m. eastern time.

The presentation will be broadcast live on the Company's website at www.oreillyauto.com, by clicking on "News" and then the "Lehman Brothers" link at the top of the page. A webcast replay of this presentation will be available to interested parties through May 26, 2004.

The slides to be used in this presentation will also be available April 26, 2004, through the Company's website at www.oreillyauto.com by clicking on "News" then "Financial Reports" and finally "Lehman Brothers Retail Seminar Presentation."

O'Reilly Automotive, Inc. is one of the largest specialty retailers of automotive aftermarket parts, tools, supplies, equipment and accessories in the United States, serving both the do-it-yourself and professional installer markets. Founded in 1957 by the O'Reilly family, the Company operated 1,109 stores within the states of Alabama, Arkansas, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Mississippi, Missouri, Nebraska, North Carolina, Oklahoma, Tennessee, Texas and Virginia as of December 31, 2003.

The Company claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company intends these forward-looking statements to speak only as of the time of the presentation and does not undertake to update or revise them, as more information becomes available. These statements discuss, among other things, expected growth, store development and expansion strategy, business strategies, future revenues and future performance. These forward-looking statements are based on estimates, projections, beliefs and assumptions and are not guarantees of future events and results. Such statements are subject to risks, uncertainties and assumptions, including, but not limited to, competition, product demand, the market for auto parts, the economy in general, inflation, consumer debt levels, governmental approvals, our ability to hire and retain qualified employees, risks associated with the integration of acquired businesses, weather, terrorist activities, war and the threat of war. Actual results may materially differ from anticipated results described in these forward-looking statements. Please refer to the Risk Factors sections of the Company's Form 10-K for the year ended December 31, 2003, for more details.